SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)         August 26, 2003
                                                         ---------------


                           GOLD BANC CORPORATION, INC.
                           ---------------------------
             (Exact name of Registrant as specified in its charter)

       Kansas                  0-28936                    48-1008593
       ------                  -------                    ----------
(State of Incorporation)  (Commission File Number       (I.R.S. Employer
                                                     Identification Number)


                    11301 Nall Avenue, Leawood, Kansas 66211
                    ----------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


Registrant's telephone number, including area code (913) 451-8050
                                                   --------------


          (Former name or former address, if changed since last report)

Item 5.    Other Events and Regulation FD Disclosure

     On August 26, 2003, the Registrant and Gold Bank, a banking corporation and wholly-owned subsidiary of the Registrant, entered into a Written Agreement with the Federal Reserve Bank of Kansas City and the Office of the Kansas State
Bank Commissioner. The form of the Agreement is attached hereto as Exhibit 99.1 and described in the Registrant's Press Release, dated August 27, 2003, which is attached hereto as Exhibit 99.2.


Item 7.         Financial Statements and Exhibits


Exhibit Number  Description

99.1 Agreement by and among Gold Banc Corporation, Inc., Gold Bank, Federal Reserve Bank of Kansas City, and the Office of the State Bank Commissioner, dated August 26, 2003.

99.2            Press Release dated August 27, 2003.



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this to be signed on its behalf by the undersigned, hereunto duly authorized.



                               GOLD BANC CORPORATION, INC.


Dated: August 27, 2003
                               By:  /s/ Rick J. Tremblay
                                   --------------------------------
                                   Rick J. Tremblay
                                   Executive Vice President and
                                   Chief Financial Officer


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